Form 10-K, Exhibit 13
period 2003-12-31
INTERSTAR MILLENNIUM SERIES 2002-1G TRUST
filed 2004-10-19
CIK 1286243

EXHIBIT 13.1

NOTEHOLDERS REPORTS FOR THE JULY 7, 2003 AND THE OCTOBER 7, 2003 PAYMENT DATES



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending June 30, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2002-1G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2002-1G Trust (the Trust), publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the Notes) pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes.

On October 7, 2002, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On January 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On April 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On July 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2002-1G Trust) (Registrant)

Dated: July 24, 2003



                                    By:  /S/   SAM KYRIACOU
                                       -----------------------------------------
                                       Name:  Sam Kyriacou
                                       Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Quarterly Noteholders Report Related to the July 7, 2003
                  Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2002-1G TRUST

      Quarterly Noteholders Report Related to the July 7, 2003 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD   $863,413,800.00
first  day after  the  Payment  Date  occurring  during  the collection period i.e. 8th April 2003:

Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $3,183,748.45
on the Payment Date being 7th July 2003:

Aggregate  of  principal  payments  to be made in respect to            A2 Notes:  USD $55,622,000.00
each class of notes on the Payment Date being 7th July 2003:

Income for the collection period:                                       AUD $28,065.765.87

The Mortgage Principal Repayments for the collection period:            AUD $131,159,096.00

Expenses of the trust for the collection period:                        AUD $23,199,437.62

Aggregate  of all redraws on the  housing  loans made during            AUD $31,434,224.00
the collection period:

Interest  rates  (all in)  applicable  for  interest  period            A2 Notes: 1.290000%
ending 6th October 2003:

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD $3,238,113.00
the collection period:                                                  Unscheduled:    AUD $127,920,983.00

Aggregate of outstanding balances of housing loans as at the            30 June 2003 :  AUD $1,564,461,958.00
last of day of the collection period:

Delinquency  and loss statistics with respect to the housing            Loss:
loans as at the last day of the collection period                       Nil
                                                                        Delinquency:
                                                                        0-29     1.75%
                                                                        30-59    0.37%
                                                                        60+      0.34%

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending September 30, 2003


                INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED,
                    (in its capacity as trust manager for the
                   Interstar Millenium Series 2002-1G Trust)
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Level 28, 367 Collins Street, Melbourne, Victoria, 3000, Australia
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)

     Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                  Form 20-F  [X]           Form 40-F  [ ]

     Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                    Yes  [ ]                  No   [X]

     If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_______________________.

OTHER EVENTS

On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the Trust Manager) of the Interstar Millenium Series 2002-1G Trust (the Trust), publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the Notes) pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 6-K and not defined have the same meanings given to them in the prospectus related to the Notes. On October 7, 2002, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On January 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On April 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On July 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

On October 7, 2003, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2002-1G Trust) (Registrant)
Dated: October 21, 2003



                                    By:  /s/ Sam Kyriacou
                                       -----------------------------------------
                                       Name:   Sam Kyriacou
                                       Title:  Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Quarterly Noteholders Report Related to the October 7, 2003
                  Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENNIUM SERIES 2002-1G TRUST

     Quarterly Noteholders Report Related to the October 7, 2003 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD   $807,791,800.00
first  day after  the  Payment  Date  occurring  during  the                       AUD $1,361,590,685.28
collection period i.e. 8th July 2003:

Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $2,663,020.30
on the Payment Date being 7th October 2003:

Aggregate  of  principal  payments to be  made in respect to            A2 Notes:  USD $72,993,686.00
each  class of notes on the Payment Date  being 7th  October
2003:

Income for the collection period:                                       AUD $26,291,057.18

The Mortgage Principal Repayments for the collection period:            AUD $130,813,057.00

Expenses of the trust for the collection period:                        AUD $21,587,531.54

Aggregate  of all redraws on the  housing  loans made during            AUD $32,836,650.00
the collection period:

Interest  rates  (all in)  applicable  for  interest  period            A2 Notes: 1.3300%
ending 6th January 2003:

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD $2,944,159.00
the collection period:                                                  Unscheduled:    AUD $160,705,548.00

Aggregate of outstanding balances of housing loans as at the            30 September 2003 :  AUD $1,433,648,900.65
last of day of the collection period:

Delinquency  and loss statistics with respect to the housing            Loss:
loans as at the last day of the collection period                       Nil
                                                                        Delinquency:
                                                                        0-29     1.76%
                                                                        30-59    0.32%
                                                                        60+      0.28%


                                  Page 1 of 1