Form 10-K, Exhibit 13
period 2004-12-31
INTERSTAR MILLENNIUM SERIES 2002-1G TRUST
filed 2005-03-24
CIK 1286243

EXHIBIT 13.1


    NOTEHOLDERS REPORTS FOR THE JANUARY 7, 2004, APRIL 7, 2004, JULY 7, 2004
                     AND THE OCTOBER 7, 2004 PAYMENT DATES

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 6-K


                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Collection Period ending December 30, 2003


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

On January 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

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

                                         Interstar Securitisation Management Pty
                                         Limited, (in its capacity as trust
                                         manager for the Interstar Millennium
                                         Series 2002-1G Trust) (Registrant)

Dated: January 22, 2004



                                    By:   /S/  VERNON SPENCER
                                       -----------------------------------------
                                       Name:   Vernon Spencer
                                       Title:  Director

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Quarterly Noteholders Report Related to the January 7, 2004
                  Distribution

                                                                   EXHIBIT 99.1

                    INTERSTAR MILLENNIUM SERIES 2002-1G TRUST

     Quarterly Noteholders Report Related to the January 7, 2004 Distribtion



Aggregate  principal amount of each class of notes as at the            A2 Notes:  USD   $734,798,102.00
first  day after  the  Payment  Date  occurring  during  the                       AUD $1,231,675,093.89
collection period i.e. 8th October 2003:

Aggregate  amount of interest payable on each class of notes            A2 Notes:  USD $2,497,497.11
on the Payment Date being 7th January 2004:

Aggregate  of  principal  payments to be  made in respect to            A2 Notes:  USD $67,144,200.00
each  class of notes on the Payment Date  being 7th  January
2004:

Income for the collection period:                                       AUD $24,619,535.91

The Mortgage Principal Repayments for the collection period:            AUD $151,104,598.00

Expenses of the trust for the collection period:                        AUD $20,841,231.95

Aggregate  of all redraws on the  housing  loans made during            AUD $30,772,625.00
the collection period:

Interest  rates  (all in)  applicable  for  interest  period            A2 Notes: 1.3300%
ending 6th April 2004:

The scheduled and unscheduled  payments of principal  during            Scheduled:      AUD   $2,239,021.00
the collection period:                                                  Unscheduled:    AUD $148,865,577.00

Aggregate of outstanding balances of housing loans as at the            30 December 2003 :  AUD $1,314,281,687.00
last of day of the collection period:

Delinquency  and loss statistics with respect to the housing            Loss:  Nil
loans as at the last day of the collection period
                                                                        Delinquency:
                                                                        0-29     1.94%
                                                                        30-59    0.28%
                                                                        60+      0.23%

                                                                    EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 21, 2004
                                                          --------------

        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2002-1G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-90190                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2002-1G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the "Notes") pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

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

     On January 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On April 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    April 7, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2002-1G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: April 21, 2004

                             By: /S/ SAM KYRIACOU
                                ------------------------------------------------
                             Name:   Sam Kyriacou
                             Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the April 7, 2004
                                   Distribution

                                                                   Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2002-1G TRUST

   Quarterly Noteholders Report Related to the April 7, 2004 Distribution

-------------------------------------------------------  ---------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:               USD $667,653,902.39
at the first day after the payment date occurring
during the collection period                                                     AUD $1,134,197,853.74
-------------------------------------------------------  ---------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:               USD $2,244,615.33
notes on the payment date
-------------------------------------------------------  ---------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:               USD $46,210,900.00
to each class of notes on payment date being 7th
April 2004
-------------------------------------------------------  ---------------------------------------------

Income for the collection period                         AUD $23,533,271.78
-------------------------------------------------------  ---------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $112,597,321.00
-------------------------------------------------------  ---------------------------------------------

Expenses of the trust for the period                     AUD $20,025,368.93
-------------------------------------------------------  ---------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD $29,827,756.00
-------------------------------------------------------  ---------------------------------------------

Interest rates (US all in) applicable for period
ending 6th July 2004                                     A2 Notes:               1.320000%
------------------------------------------------------- ----------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled               AUD $2,086,925.00
during the Collection period                             Unscheduled             AUD $110,510,396.00
------------------------------------------------------- ----------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         31 March 2004:          AUD $1,231,512,121.00
------------------------------------------------------- ----------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:                  Nil
housing loans as at the last day of the collection       Delinquency:           0-29           1.85%
period                                                                          30-59          0.31%
                                                                                60+            0.53%
-------------------------------------------------------  ---------------------------------------------

                                                                    EXHIBIT 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 21, 2004
                                                          -------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2002-1G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           333-90190                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



Level 28, 367 Collins Street, Melbourne,Victoria,3000,Australia   Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2002-1G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the "Notes") pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

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

     On January 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On April 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

     On July 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    July 7, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2002-1G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: July 21, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the July 21, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2002-1G TRUST

      Quarterly Noteholders Report Related to the July 21 2004 Distribution

-------------------------------------------------------  ----------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:                 USD $621,443,002.00
at the first day after the payment date occurring
during the collection period                                                     AUD $1,056,680,828.65
-------------------------------------------------------  ----------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:                   USD $2,073,548.15
notes on the payment date
-------------------------------------------------------  ----------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:               USD $47,903,102.39
to each class of notes on payment date being 7th
July 2004
-------------------------------------------------------  ----------------------------------------------

Income for the collection period                         AUD  $22,011,228.15
-------------------------------------------------------  ----------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD $109,422,976.00
-------------------------------------------------------  ----------------------------------------------

Expenses of the trust for the period                     AUD  $18,909,381.34
-------------------------------------------------------  ----------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD  $23,575,123.00
-------------------------------------------------------  ----------------------------------------------

Interest rates (US all in) applicable for period
ending 6th October 2004                                  A2 Notes:               1.780000%
------------------------------------------------------- -----------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled               AUD    $2,135,508.00
during the Collection period                             Unscheduled             AUD  $107,287,468.00
------------------------------------------------------- -----------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         29 June 2004:           AUD $1,145,664,268.00
------------------------------------------------------- -----------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:                  Nil
housing loans as at the last day of the collection       Delinquency:           0-29           1.78%
period                                                                          30-59          0.54%
                                                                                60+            0.78%
-------------------------------------------------------  ----------------------------------------------

                                                                    EXHIBIT 13.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) October 20, 2004
                                                          ----------------


        INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (as trust manager of Interstar Millennium Series 2002-1G Trust)


                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                            Commonwealth of Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           333-90190                                   Not Applicable
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


Level 10, 101 Collins Street, Melbourne,Victoria, 3000,Australia  Not Applicable
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                                  613-9612-1111
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

         On July 17, 2002 Interstar Securitisation Management Pty Limited, in its capacity as Trust Manager (the "Trust Manager") of the Interstar Millenium Series 2002-1G Trust (the "Trust") , publicly issued US$1,000,000,000 of Class A2 Mortgage Backed Floating Rate Notes due July 2034 (the "Notes") pursuant to a registration statement (No. 333-90190) declared effective on July 15, 2002. Interstar Securitisation Management Pty Limited was the manager for the issuance of the Notes. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

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

         On January 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On April 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On July 7, 2004, the Quarterly Payment Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.

         On October 7, 2004, the Quarterly Payment Date, the Trust made regular quarterly distribution of principal and interest to the holders of the Notes issued by the Trust.



ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                     DESCRIPTION
----------        --------------                  -----------

    1                  99           Quarterly Noteholders Report Related to the
                                    October 7, 2004 Distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Interstar Millennium Series 2002-1G Trust, by the undersigned, thereunto duly authorized.


                             Interstar Securitisation Management Pty Limited, (in its capacity as trust manager for the Interstar Millennium Series 2002-1G Trust)
                             ---------------------------------------------------
                             (Registrant)



Dated: October 20, 2004

                             By:    /S/ SAM KYRIACOU
                                ------------------------------------------------
                                Name:   Sam Kyriacou
                                Title:  Director

                                INDEX OF EXHIBITS



                  ITEM 601(A) OF
EXHIBIT           REGULATION S-K
NUMBER            EXHIBIT NO.      DESCRIPTION                             PAGE
-------           --------------   -----------                             ----

Exhibit 1         99               Quarterly Noteholders Report             1
                                   Related to the October 7, 2004
                                   Distribution

                                                                    Exhibit 99.1


                    INTERSTAR MILLENIUM SERIES 2002-1G TRUST

    Quarterly Noteholders Report Related to the October 7, 2004 Distribution

-------------------------------------------------------  ----------------------------------------------

Aggregate principal amount of each class of notes as     A2 Notes:              USD $573,539,900.00
at the first day after the payment date occurring
during the collection period                                                    AUD $980,668,100.00
-------------------------------------------------------  ----------------------------------------------

Aggregate amount of interest payable on each class of    A2 Notes:              USD   $2,608,969.28
notes on the payment date
-------------------------------------------------------  ----------------------------------------------

Aggregate of principal payments to be made in respect    A2 Notes:              USD  $37,943,000.00
to each class of notes on payment date being 7th
July 2004
-------------------------------------------------------  ----------------------------------------------

Income for the collection period                         AUD  $20,670,425.87
-------------------------------------------------------  ----------------------------------------------

The Mortgage Principal Repayments for the Collection
Period                                                   AUD  $94,231,003.00
-------------------------------------------------------  ----------------------------------------------

Expenses of the trust for the period                     AUD  $17,632,326.86
-------------------------------------------------------  ----------------------------------------------

Aggregate of all redraws on the housing loans made
during the collection period                             AUD  $26,232,870.00
-------------------------------------------------------  ----------------------------------------------

Interest rates (US all in) applicable for period
ending 29th December 2004                                A2 Notes:               2.22000%
------------------------------------------------------- -----------------------------------------------

The Scheduled and Unscheduled payments of principal      Scheduled              AUD     $2,025,857.00
during the Collection period                             Unscheduled            AUD    $92,205,146.00
------------------------------------------------------- -----------------------------------------------

Aggregate of outstanding balances of housing loans as
at last day of collection period                         29 September 2004:     AUD $1,077,666,135.10
------------------------------------------------------- -----------------------------------------------

Delinquency and Loss statistics with respect to the      Loss:                  Nil
housing loans as at the last day of the collection       Delinquency:           0-29           1.72%
period                                                                          30-59          0.38%
                                                                                60+            0.75%
-------------------------------------------------------  ----------------------------------------------